UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2026

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

WF-1 Amendment No. 14 to Master Repurchase and Securities Contract

On October 28, 2026, FS CREIT Finance WF-1 LLC, or WF-1, an indirect wholly owned special-purpose financing subsidiary of FS Credit Real Estate Income Trust, Inc., or the Company, entered into Amendment No. 14 to Master Repurchase and Securities Contract, or Amendment No. 14, amending that certain Master Repurchase and Securities Contract dated as of August 30, 2017 (as previously amended) with Wells Fargo Bank, National Association, or Wells Fargo, as buyer, which was acknowledged and agreed by the Company, as guarantor, and FS CREIT Finance Holdings LLC, as pledgor. Amendment No. 14, which becomes effective as of November 26, 2026, subject to the satisfaction of certain conditions precedent, provides for, among other things, an extension of the initial maturity date and the initial funding expiration date to November 26, 2028, and the reinstatement of the three successive one-year extension options set forth in the Master Repurchase and Securities Contract, subject to the satisfaction of the applicable conditions precedent.

In connection with Amendment No. 14, on October 28, 2026, the Company entered into Amendment No. 7 to Guarantee Agreement, or Amendment No. 7, with Wells Fargo, amending that certain Guarantee Agreement dated as of August 30, 2017 (as previously amended), made by the Company in favor of Wells Fargo. Amendment No. 7 provides for, among other things, an amendment to the minimum liquidity covenant such that the Company shall not permit its liquidity to be less than the greater of (i) $15,000,000 and (ii) 5.00% of the aggregate outstanding purchase price of all purchased assets subject to a transaction as of the applicable date of determination.

The descriptions of Amendment No. 14 and Amendment No. 7 above are qualified in their entirety by the agreements attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 14 to Master Repurchase and Securities Contract, dated as of October 28, 2026, between FS CREIT Finance WF-1 LLC and Wells Fargo Bank, National Association, and acknowledged and agreed by FS Credit Real Estate Income Trust, Inc. and FS CREIT Finance Holdings LLC.
10.2	Amendment No. 7 to Guarantee Agreement, dated as of October 28, 2026, between FS Credit Real Estate Income Trust, Inc. and Wells Fargo Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date: November 3, 2026	By:	/s/ Stephen Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary